PURCHASE AND SALE AGREEMENT

Between

PKY 400 NORTH BELT, LLC,

a Delaware limited liability company

SELLER

and

HARTMAN XX LIMITED PARTNERSHIP,

a Texas limited partnership

BUYER

Property:

400 North Sam Houston Parkway East

Houston, Texas 77060

Page

1.

SALE AND PURCHASE

2

2.

PURCHASE PRICE

2

3.

INSPECTION PERIOD

3

4.

REPRESENTATIONS AND WARRANTIES OF SELLER

5

4.1.

Authority

5

4.2.

No Conflict

6

4.3.

Leases

6

4.4.

No Condemnation

6

4.5.

Contracts

6

4.6.

Compliance

6

4.7.

Litigation

6

4.8.

FIRPTA

6

4.9.

No Bankruptcy

6

4.10.

OFAC

7

4.11.

No Other Options

7

4A.

LIMITATIONS REGARDING REPRESENTATIONS AND WARRANTIES

7

5.

CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS

9

5.1.

Accuracy of Representations

9

5.2.

Performance

9

5.3.

Documents and Deliveries

9

5.4.

Tenant Estoppel Certificates

9

5.5.

SNDAs

10

6.

FAILURE OF CONDITIONS

10

7.

PRE-CLOSING MATTERS

10

7.1.

Leasing Matters

10

7.2.

Adjustment of New Leasing Expenses

11

7.3.

Adjustments of Leasing Expenses

11

7.4.

Termination for Default

11

7.5.

Operation of Property

11

7.6.

Contracts

11

-i-

(continued)

Page

7.7.

No Contracting for Sale of Property

12

7.8.

No Liens on Property

12

8.

CLOSING; DELIVERIES

12

8.1.

Time of Closing

12

8.2.

Seller Deliveries

12

8.3.

Buyer Deliveries

13

9.

APPORTIONMENTS; TAXES; EXPENSES

14

9.1.

Apportionments

14

9.2.

Closing Costs

16

10.

DAMAGE OR DESTRUCTION; CONDEMNATION; INSURANCE

16

11.

REMEDIES

17

11.1.

Buyer Default

17

11.2.

Seller Default

17

12.

CONFIDENTIALITY

18

13.

POSSESSION

18

14.

NOTICES

18

15.

BROKERS

19

16.

ESCROW AGENT

20

16.1.

Obligations

20

16.2.

Reliance

20

16.3.

Indemnification

20

16.4.

Disputes

20

16.5.

Counsel

20

16.6.

Interest

21

17.

REPRESENTATIONS OF BUYER

21

17.1.

Authority

21

17.2.

No Conflict

21

17.3.

Source of Funds

21

17.4.

OFAC Compliance

21

-ii-

(continued)

Page

18.

MISCELLANEOUS

22

18.1.

Assignability

22

18.2.

Governing Law; Bind and Inure

22

18.3.

Recording

22

18.4.

Time of the Essence

22

18.5.

Headings

22

18.6.

Exhibits

22

18.7.

Survival

22

18.8.

Use of Proceeds to Clear Title

23

18.9.

Submission not an Offer or Option

23

18.10.

Entire Agreement; Amendments

23

18.11.

Counterparts; Electronic Signatures

23

18.12.

Attorneys’ Fees

23

18.13.

Waiver of Jury Trial

23

18.14.

No Waiver

23

18.15.

Rules of Construction

24

18.16.

No Third Party Beneficiary

24

18.17.

1031 Exchange

24

-iii-

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into effective as of the 24th day of March, 2015 (the “Effective Date”), by and between PKY 400 NORTH BELT, LLC, a Delaware limited liability company (“Seller”), and HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Buyer”). COMMONWEALTH LAND TITLE INSURANCE COMPANY (“Escrow Agent”) joins in this Agreement for the limited purposes set forth in Section 16.

BACKGROUND

A.

This Agreement is made with reference to all of Seller’s interest in and to the following property (collectively, the “Property”):

(1)

Those certain tracts or parcels of land located at 400 North Sam Houston Parkway East, Houston, Texas 77060 and being more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with all easements, rights and privileges appurtenant thereto, if any (collectively, the “Land”);

(2)

The office building commonly known as “400 North Belt”, located upon the Land (the “Building”), together with all improvements, structures, fixtures and parking areas located on the Land, if any, and appurtenant thereto (the Building and such improvements, structures, fixtures and parking areas being hereinafter collectively referred to as the “Improvements,” and the Land and the Improvements being hereinafter collectively referred to as the “Real Property”);

(3)

The tenant leases relating to the Improvements and other occupancy agreements with tenants occupying or using all or any portion of the Real Property (collectively with all amendments thereto, the “Leases”), any and all security deposits, letters of credit, advance rental, or like payments, if any, held by Seller (collectively, the “Security Deposits”), and all guaranties of the Leases, if any, held by Seller;

(4)

All fixtures, equipment, furniture, furnishings, appliances, supplies and other personal property of every nature and description attached or pertaining to, or otherwise used in connection with, the Real Property, owned by Seller and located within the Real Property but expressly excluding any of the foregoing owned or leased by any tenant and any personal property owned by a third party and leased to Seller (the “Personalty”); and

(5)

All intangible rights and property used or useful in connection with the foregoing, if any, including, without limitation, all development rights, contract rights, guaranties, licenses, plans, drawings permits and warranties and all of Seller’s rights, title and interest, if any, in and to any service marks, logos or any trade names, but not including any reference to “Parkway” or “Parkway Properties” (the “Intangible Property”).

B.

Seller is prepared to sell, transfer and convey the Property to Buyer, and Buyer is prepared to purchase and accept the same from Seller, all for the Purchase Price and on the other terms and conditions hereinafter set forth.

TERMS AND CONDITIONS

In consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree:

1.

Sale and Purchase.  Seller hereby agrees to sell, transfer and convey the Property to Buyer, and Buyer hereby agrees to purchase and accept the Property from Seller, in each case for the Purchase Price and on and subject to the other terms and conditions set forth in this Agreement.

2.

Purchase Price.  The purchase price for the Property (the “Purchase Price”) shall be Ten Million One Hundred Fifty Thousand and No/100 Dollars ($10,150,000.00), which, subject to the terms and conditions hereinafter set forth, shall be paid to Seller by Buyer as follows:

2.1

Deposit.  Within three (3) business days after the mutual execution and delivery of this Agreement by Buyer and Seller, Buyer shall deliver to Escrow Agent, in immediately available funds, to be held in escrow and delivered in accordance with this Agreement, a cash deposit in the amount of Five Hundred Thousand ($500,000.00) (together with any interest earned thereon, the “Deposit”). Failure of Buyer to timely deliver the Deposit in accordance with the provisions of this Section 2.1 shall entitle Seller to immediately terminate this Agreement.

2.2

Reserved.

2.3

Payment at Closing.  At the consummation of the transaction contemplated hereby (the “Closing”), Buyer shall deliver to Escrow Agent cash or immediately available funds in an amount equal to the Purchase Price, less the Deposit and, if applicable, the Extension Fee. The Purchase Price, subject to adjustments and apportionments as set forth herein, shall be paid at Closing by wire transfer of immediately available federal funds, transferred to the order or account of Seller or such other person as Seller may designate in writing.

The delivery and recording of documents and the disbursement of funds shall be effectuated through the Escrow Agent at the Closing and pursuant to the closing instructions from the parties hereto, which closing instructions shall not modify or diminish the parties’ respective obligations hereunder.

2.4

Independent Consideration.  Seller and Buyer acknowledge and agree that One Hundred Dollars ($100.00) of the Deposit shall be paid to Seller if this Agreement is terminated for any reason (the “Independent Contract Consideration”), in addition to any other rights Seller may have hereunder. Moreover, Seller and Buyer acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as additional consideration for Seller’s execution and delivery of this Agreement. Wherever this Agreement provides for the return of the Deposit to Buyer, such provision means that the Independent Contract Consideration will be paid over to Seller and the balance returned to Buyer.

3.

Inspection Period.  To the extent in the Seller's possession or control, Seller shall deliver to Buyer within three (3) business days following the Effective Date of this Agreement, or make available to Buyer at the offices of the Seller or its property management company, without representation or warranty except as expressly set forth herein, the Leases, Contracts, title materials, surveys, real estate tax bills for the current and previous three (3) years, utility bills, permits and other documents and materials pertaining to the Property (such items are hereinafter referred to as the “Property Materials”), except for any materials which are confidential, privileged or proprietary in nature, such as (but not limited to) internal memoranda and analyses, appraisals, financial projections, client and investor correspondence and other similar materials (the “Proprietary Materials”). Buyer hereby acknowledges and agrees that (a) Seller has not independently verified the accuracy or completeness of any of the Property Materials, (b) Seller makes no representation or warranty, express or implied, as to the accuracy or completeness of the Property Materials, except as expressly set forth herein, and (c) Seller shall have no liability to Buyer as a result of any inaccuracy or incompleteness of any of the Property Materials.  In the event that the Closing does not occur in accordance with the terms of this Agreement, Buyer shall return to Seller all of the documents, material or information regarding the Property supplied to Buyer by Seller, together with any additional documents, material or information regarding the Property, regardless of whether supplied by Seller, except to the extent the same are proprietary to Buyer.

3.1.1.

During the Inspection Period (as defined below), subject to the terms of the Leases affecting the Property, Buyer, its agents and representatives, shall be entitled to enter upon the Real Property from time to time (as coordinated through Seller’s property manager), including all leased areas, upon reasonable prior notice to Seller (and, to the extent applicable, the tenants under the Leases), to perform inspections and tests of the Property, including surveys, environmental studies, examinations and tests of all structural and mechanical systems within the Improvements, and to examine the books and records of Seller and Seller’s property manager relating to the Property, all in accordance with and subject to the terms of the Access and Indemnity Provisions attached hereto as Exhibit “L”, by this reference incorporated herein.

Notwithstanding the foregoing, Buyer shall not be permitted to interfere unreasonably with Seller’s operations at the Property or disturb or interfere with any tenant’s rights or occupancy at the Property, and the scheduling of any inspections shall take into account the timing and availability of access to tenants’ premises, subject to tenants’ rights under the Leases or otherwise.  Without limiting the foregoing, Buyer will not enter any tenant premises, or contact any tenants of the Property, without first obtaining the consent of Seller, which consent shall not be unreasonably withheld or delayed.  Seller shall have the right to have a representative of Seller present at any tenant interviews or inspections.

If Buyer wishes to engage in any testing which is invasive, which will damage or disturb any portion of the Property, which will involve sampling, or which will involve testing of subsurface soils, surface water, or groundwater, Buyer shall obtain Seller’s prior written consent thereto, which may be withheld or conditioned by Seller in its sole and absolute subjective discretion.  Without limiting the generality of the foregoing, Seller’s written approval shall be required prior to any invasive or other testing or sampling of surface or subsurface soils, surface water, groundwater or any materials in or about the Improvements in connection with Buyer’s environmental due diligence and due diligence with respect to Hazardous Materials. Buyer shall repair any damage to the Property caused by any such tests or investigations, and indemnify, defend and hold harmless Seller, its partners and affiliates and their respective directors, officers, managers, employees, agents, successors and assigns from any and all liabilities, claims, losses, suits, demands, costs and expenses resulting therefrom, except to the extent that the same are caused by the gross negligence or willful misconduct of Seller. Seller acknowledges that Buyer will have the right to obtain an asbestos survey of the Building, provided, that (i) Buyer must provide Seller at least three (3) business days notice, (ii) Seller has the right to accompany Buyer or its contractors performing such tests, (iii) Buyer shall provide Seller with the scope of the work to be performed, which scope of work will be subject to the approval of Seller, (iv) Buyer’s access to tenant spaces will be subject to such reasonable limitations as Seller may impose, and (iv) such inspection shall be subject to all of the other provisions of this Agreement including, without limitation, the obligation to repair any damage caused by such inspection.  The foregoing indemnification shall survive Closing or the termination of this Agreement without limit.

3.1.2.

The term “Inspection Period,” as used herein, shall mean the period commencing on the date of this Agreement and ending at 5:00 p.m. Central Time on the date which is thirty (30) days after the Effective Date of this Agreement.  Buyer may terminate this Agreement in its sole discretion by giving written notice of such election to Seller at any time prior to the expiration of the Inspection Period, in which event the Deposit shall be returned forthwith to Buyer and Buyer shall deliver to Seller copies of all surveys, title commitments, engineering reports, environmental audits and other third party studies and reports generated by or for Buyer in connection with the Property, and, except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder.  In the absence of such written notice, the contingency provided for in this Section 3.1.2 no longer shall be applicable, and this Agreement shall continue in full force and effect.

3.1.3.

Title and Survey Matters.  Within five (5) business days following the Effective Date, Seller shall, at Seller’s sole cost and expense, furnish to Buyer a title report or commitment issued by the Escrow Agent (the “Title Commitment”) with respect to the Property (with copies of all instruments listed as exceptions to title).  Buyer acknowledges receipt of a copy of Seller’s most recent existing survey of the Property prepared by Mike Kurkowski, RPLS No. 5101, Windrose Land Services, Inc., dated December 22, 2014 (the “Survey”). Buyer may elect, at Buyer’s sole cost and expense (subject to Section 9.2), to obtain a new or updated survey of the Property. Buyer shall have until the date which is ten (10) business days prior to the expiration of the Inspection Period to approve or disapprove matters disclosed by the Title Commitment or Survey (or Buyer’s update thereof) and to give written notice to Seller of any disapproval thereof, indicating in reasonable detail the nature and reasons for Buyer’s objection; and failure to give such notice of disapproval shall constitute Buyer’s approval of all such matters.  In the event Buyer so notifies Seller of Buyer’s disapproval of Title Commitment or Survey matters, Seller may elect (but shall have no obligation whatsoever) to attempt to cure any disapproved matter within fifteen (15) days from receipt of such notice (the “Title Cure Period”), in which event the Closing, if it otherwise is scheduled to occur earlier, shall be extended until the earlier of fifteen (15) days after receipt of such notice or five (5) business days after such matter is cured.  Within five (5) business days after receiving Buyer’s notice (the “Seller’s Title Notice Period”), Seller shall notify Buyer if Seller intends to attempt to effectuate such cure;

provided that Seller shall be obligated to remove, pay and/or satisfy prior to or at Closing any liens against the Property granted or caused by Seller.  In the event that, prior to the expiration of the Seller’s Title Notice Period, Seller fails to give such notice of its intention to attempt to effectuate such cure, Buyer may, prior to the expiration of the Inspection Period, terminate this Agreement by notice to Seller in which event the Deposit shall be returned to Buyer, provided if Buyer does not so terminate this Agreement prior to the expiration of the Inspection Period, Buyer shall be deemed to have waived objection to any such Title Commitment or survey matters and agreed to accept title subject thereto, without reduction in the Purchase Price.  In the event Seller gives such notice of its intention to attempt to effectuate such cure and thereafter fails to actually effectuate such cure within the Title Cure Period, Buyer’s sole rights with respect thereto shall be to terminate this Agreement prior to Closing, in which event the Deposit shall be returned to Buyer; provided if Buyer does not so terminate this Agreement prior to Closing, Buyer shall be deemed to have waived objection to any such Title Commitment or survey matters and agreed to accept title subject thereto, without reduction in the Purchase Price.  Buyer shall not be entitled to object to, and shall be deemed to have approved, any liens, encumbrances or other title (A) over which the Title Company is willing to insure (without additional cost to Purchaser or where Seller pays such cost for Purchaser), (B) against which the Title Company is willing to provide affirmative insurance (without additional cost to Purchaser or where Seller pays such cost for Buyer), (C) which will be extinguished upon the transfer of the Property, or (D) which are the responsibility of any tenant under the Leases to cure, correct or remove. It shall be a condition to Buyer’s obligation to proceed with Closing that between the expiration of the Inspection Period and the date of Closing, no new survey or title matter not approved or deemed approved by Buyer pursuant to this Section 3.1.3 shall have arisen and which materially adversely affects the title to the Property or the use thereof, unless the same is discharged or endorsed over to Buyer’s reasonable satisfaction in Buyer’s title policy at Closing. Buyer shall notify Seller within three (3) business days after Buyer becomes aware of any such new title or survey matter to which Buyer objects, and if Buyer does not notify Seller of any objection within such three (3) business day period, Buyer shall be deemed to have waived any such objection and shall proceed to Closing without any credit or reduction in the Purchase Price as a result of such title or survey matters. If Buyer properly and timely notifies Seller of any new title or survey matter to which Buyer objects, then Seller shall have the right, at no cost to Seller, to extend the Closing Date by up to thirty (30) days to permit Seller to cure such objection. If Seller is unable or elects not to cure such objection, then Buyer’s sole rights shall be to either terminate this Agreement prior to Closing, in which event the Deposit shall be returned to Buyer, or waive the objection and proceed to Closing without reduction in the Purchase Price.

4.

Representations and Warranties of Seller.  Subject to all matters disclosed in any document delivered to Buyer by Seller or on any exhibit attached hereto and subject to any information discovered by Buyer, and any other information of which Buyer has actual knowledge (all such matters being referred to herein as “Exception Matters”), Seller represents and warrants to Buyer as follows:

4.1.

Authority.  Seller is a limited liability company organized under the laws of the State of Delaware and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder.

4.2.

No Conflict.  To Seller’s actual knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of Seller do not and will not conflict with or result in the breach of any material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the Property or assets of the Seller by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, instrument or judgment to which Seller is a party or which is or purports to be binding upon Seller or which otherwise affects Seller, which will not be discharged, assumed or released at Closing.

4.3.

Leases.  To Seller’s actual knowledge, there are no leases or occupancy agreements currently in effect which affect the Property other than those listed on Exhibit B.  Seller further represents and warrants that, except as set forth in Exhibit B-1, to Seller’s actual knowledge, Seller has paid all agents' and brokers’ commissions and fees incurred in connection with the Leases executed prior to the date hereof (but excluding any such commissions or fees attributable to extension, renewal or expansion options under such Leases exercised after the Effective Date).

4.4.

No Condemnation.  To Seller’s actual knowledge, Seller has not received any written notice of any pending or contemplated condemnation, eminent domain or similar proceeding with respect to all or any portion of the Real Property.

4.5.

Contracts.  To Seller’s actual knowledge, there are no construction, management, leasing, service, equipment, supply, maintenance or concession agreements in effect with respect to the Real Property or the Personalty, except as set forth in Exhibit C (collectively, the “Contracts”).  To Seller’s actual knowledge, Seller is not in material default under any Contracts, and no event exists which, with the passage of time or the giving of notice or both, will become a material default thereunder on the part of the Seller.

4.6.

Compliance.  To Seller’s actual knowledge, Seller has not received written notice from any governmental agency or other body of any existing violations of any federal, state, county or municipal laws, ordinances, orders, codes, regulations or requirements affecting the Real Property which have not been cured.

4.7.

Litigation.  To Seller’s actual knowledge, there is no material action, suit or proceeding in court or arbitration which is pending or threatened against or affecting the Property or arising out of the ownership, management or operation of the Real Property, except for ongoing tax litigation related to taxes owing on the Property for the 2013 and 2014 tax years.

4.8.

FIRPTA.  Seller is not a “foreign person” as defined in Section 1445(f)(3) of the Internal Revenue Code.

4.9.

No Bankruptcy.  Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition of Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, (v) admitted in writing it inability to pay its debts as they come due or (vi) made an offer of settlement, extension or composition to its creditors generally.

4.10.

OFAC.  None of Seller, nor any of Seller's members, partners, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents, is a Person with whom U.S. Persons are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or other similar governmental action; provided, however, that no representation or warranty of any nature or kind is made by Seller with respect to any shareholder of publicly traded shares of Parkway Properties, Inc.

4.11.

No Other Options.  To Seller's actual knowledge, other than this Agreement, the Property is not subject to any outstanding agreement(s) of sale or options, rights of first refusal or other rights of purchase.

4A.

Limitations Regarding Representations and Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT.  BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY PROSPECTUS OR OFFERING MATERIALS DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT.  BUYER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD “AS-IS.”

BUYER REPRESENTS TO SELLER THAT BUYER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, ZONING, ENTITLEMENT AND USE RESTRICTIONS AFFECTING THE PROPERTY, AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND

THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND AS TO BUYER’S PROPOSED DEVELOPMENT AND/OR USE OF THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO.  UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER’S INVESTIGATIONS, AND, BUYER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER’S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, OR ANY SUCH ZONING, ENTITLEMENT AND/OR USE RESTRICTIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

THE PROVISIONS OF THIS SECTION SHALL SURVIVE CLOSING OR ANY TERMINATION OF THIS AGREEMENT WITHOUT LIMIT.

Buyer hereby agrees that, if at any time after the Closing, any third party or any governmental agency seeks to hold Buyer responsible for the presence of, or any loss, cost or damage associated with, Hazardous Materials (as defined below) in, on, above or beneath the Real Property or emanating therefrom, then the Buyer waives any rights it may have against Seller, except as otherwise expressly set forth in this Agreement, in connection therewith including, without limitation, under CERCLA (as defined below), and Buyer agrees that it shall not (i) implead the Seller, (ii) bring a contribution action or similar action against the Seller or (iii) attempt in any way to hold the Seller responsible with respect to any such matter.  The provisions of this Section 4A shall survive the Closing without limit.  As used herein, “Hazardous Materials” shall mean and include, but shall not be limited to any petroleum product and all hazardous or toxic substances, wastes or substances, any substances which because of their quantities, concentration, chemical, or active, flammable, explosive, infectious or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any hazardous or toxic waste or substances which are included under or regulated (whether now exiting or hereafter enacted or promulgated, as they may be amended from time to time) including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq. (“CERCLA”), the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., similar state laws and regulations adopted thereunder.

As used in this Agreement, or in any other agreement, document, certificate or instrument delivered by Seller to Buyer, the phrase “to Seller’s actual knowledge”, “to the best of Seller’s actual knowledge” or any similar phrase shall mean the actual, not constructive or imputed, knowledge of Jason Bates, Chief Investment Officer, without any obligation on such individual's part to make any independent investigation of the matters being represented and warranted, or to make any inquiry of any other persons, or to search or examine any files, records, books, correspondence and the like.

Seller shall have no liability whatsoever to Buyer with respect to any Exception Matters.  Upon any termination of this Agreement arising out of an Exception Matter, neither party shall have any further rights nor obligations hereunder, except as expressly provided for herein.  Buyer agrees to inform Seller promptly in writing if Buyer obtains knowledge that any representation or warranty of Seller is inaccurate in any material respect, or if it believes that Seller has failed to deliver to Buyer any document or material which Seller is obligated to deliver hereunder.

5.

Conditions Precedent to Buyer’s Obligations.  All of Buyer’s obligations hereunder are expressly conditioned on the satisfaction at or before the time of Closing hereunder, or at or before such earlier time as may be expressly stated below, of each of the following conditions (any one or more of which may be waived in writing in whole or in part by Buyer, at Buyer’s option):

5.1.

Accuracy of Representations.  All of the representations and warranties of Seller contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the date of Closing with the same effect as if made on and as of such date.

5.2.

Performance.  Seller shall have performed, observed and complied with all material covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of Closing hereunder.

5.3.

Documents and Deliveries.  All instruments and documents required on Seller’s part to effectuate this Agreement and the transactions contemplated hereby shall be delivered at Closing and shall be in form and substance consistent with the requirements herein.

5.4.

Tenant Estoppel Certificates.  Seller shall request from each of the tenants at the Property, and promptly deliver to Buyer to the extent received, estoppel certificates (a) in the form of Exhibit D attached hereto or (b) in such form as is permitted by any tenant Lease (in either case, an “Estoppel Certificate” or “Estoppel Certificates”). For purposes of this Agreement, the "Estoppel Certificate Requirement" shall be receipt by Buyer of Estoppel Certificates duly executed by tenants collectively representing at least seventy percent (70%) of the leased square footage of the Property, and in any event, dated not more than forty-five (45) days prior to Closing. An Estoppel Certificate shall be deemed to satisfy the Estoppel Certificate Requirement notwithstanding the respective tenant's qualifying any statement or certification therein by a “best of knowledge” standard or similar provision and notwithstanding any other revisions thereon except to the extent the same are inconsistent with the Lease documents provided by Seller to Buyer and/or the representations of Seller contained herein. Seller may extend the Closing Date one (1) or more times, for up to forty-five (45) days in the aggregate, to satisfy the Estoppel Certificate Requirement.  To the extent the Closing is extended pursuant to the terms of this Agreement or by the mutual agreement of Buyer and Seller, Buyer agrees to accept Estoppel Certificates dated more than forty-five (45) days prior to the extended Closing Date and shall not require Seller to obtain new Estoppel Certificates dated within forty-five (45) of the extended Closing Date.

5.5.

SNDAs.  As an accommodation and not a condition precedent to Closing, Seller shall cooperate with Buyer at no cost to Seller in order to obtain from tenants the form of Subordination, Non Disturbance and Attornment Agreement which may be required by Buyer’s lender (if applicable) signed and notarized by tenants, it being agreed that the failure to obtain any such agreements shall not excuse Buyer from its obligation to proceed to Closing hereunder.  Buyer acknowledges and agrees that this Agreement and Buyer's obligations under this Agreement are not contingent or conditioned upon obtaining a commitment for or closing any financing, and the failure of Buyer to obtain or close any financing for any reason whatsoever shall not be a failure of condition to Buyer's performance under this Agreement.  In addition, Seller will have no obligation to or privity with any lender to Buyer.

6.

Failure of Conditions.  In the event Seller shall not be able to convey title to the Property on the Closing Date in accordance with the provisions of this Agreement or if the Estoppel Certificate Requirement has not been satisfied, Seller shall have the right to extend the Closing Date for up to thirty (30) days in order to provide additional time to satisfy the conditions precedent hereunder.  In the event Seller shall not be able to convey title to the Property on the Closing Date (as the same may be extended) in accordance with the provisions of this Agreement or if the Estoppel Certificate Requirement has not been satisfied (and Seller has not extended the Closing Date to attempt to satisfy the Estoppel Certificate Requirement), and in any such case Buyer has performed and is not in breach or default hereunder, then Buyer shall have the option, exercisable by written notice to Seller at or prior to Closing, of (1) accepting at Closing such title as Seller is able to convey and/or waiving any unsatisfied condition precedent, with no deduction from or adjustment of the Purchase Price, or (2) declining to proceed to Closing. In the latter event, except as expressly set forth herein, all obligations, liabilities and rights of the parties under this Agreement shall terminate, and the Deposit shall be returned to Buyer.

7.

Pre-Closing Matters.  From and after the expiration of the Inspection Period and until the Closing or earlier termination of the Agreement, except as otherwise set forth below:

7.1.

Leasing Matters.  From and after the end of the Inspection Period, if Buyer has elected to go forward with the purchase of the Property, Seller shall not, without the written consent of Buyer, which consent may not be unreasonably withheld, conditioned or delayed (i) effect any material change in any Lease, (ii) renew or extend the term of any Lease, unless the same is an extension or expansion permitted pursuant to the terms of an existing Lease, or (iii) enter into any new Lease or cancel or terminate any Lease.  When seeking consent to a new or modified Lease, Seller shall provide notice of the identity of the tenant, a term sheet or letter of intent containing material business terms (including, without limitation, rent, expense base, concessions, tenant improvement allowances, brokerage commissions, and expansion and extension options) and whatever credit and background information with respect to such tenant as Seller customarily obtains in connection with similar leases of the Property. Buyer shall be deemed to have consented to any proposed Lease or Lease modification if it has not responded to Seller within three (3) business days after receipt of such information.  During the Inspection Period, Seller shall be governed by the terms of Section 7.5, with respect to Leases. Under any circumstance, Seller shall deliver to Buyer copies of executed versions of any such documents within three (3) business days after the full execution and delivery thereof.

7.2.

Adjustment of New Leasing Expenses.  Any tenant improvement costs, rent abatements, rent concessions or commissions under Leases or renewals entered into after the Effective Date in accordance with the terms of this Agreement shall be apportioned between Seller and Buyer as of the date of the Closing.  Seller shall be responsible for the share of such costs attributable to the portion, if any, of the term of the Lease or renewal occurring prior to the Closing, and Buyer shall be responsible for the share of such costs attributable to the portion of the term of the Lease or renewal occurring after the Closing, with the cost of any tenant improvement, refurbishment rent abatements, rent concessions or commission under said Leases being amortized over the term of the Lease or renewal on a straight line basis.  To the extent that said costs are the responsibility of Buyer, they shall be credited to Seller at Closing, if paid by Seller prior to Closing, or paid by Buyer, if due after Closing.  To the extent that said costs are the responsibility of Seller, they shall be credited to Buyer at Closing, if not paid as of Closing, or paid by Seller prior to Closing.

7.3.

Adjustments of Leasing Expenses.  Any tenant improvement costs, rent abatements, concessions or commissions under Leases or renewals entered into prior to the Effective Date, whether payable prior to or after Closing, shall be Seller’s responsibility and credited to Buyer at Closing if not paid by Seller prior to Closing.  To the extent that any tenant terminates its Lease and pays a termination penalty pursuant to the terms of its Lease, the termination penalty shall belong to Seller.

7.4.

Termination for Default.  Notwithstanding anything in this Agreement to the contrary, Seller may cancel or terminate any Lease or commence collection, unlawful detainer or other remedial action against any tenant without Buyer’s consent upon the occurrence of a default by the tenant under said Lease.  Seller shall deliver to Buyer copies of all default notices and correspondence delivered to or received from any of the tenants in connection with the Leases after the Effective Date of this Agreement.

7.5.

Operation of Property.  From and after the date of this Agreement and until the Closing or earlier termination of this Agreement, Seller shall operate, maintain and manage the Property in the same manner as Seller has in the past, including continuing repair and preventative maintenance and maintenance of adequate insurance with respect thereto.

7.6.

Contracts.   All Contracts with respect to the Property (collectively, the “Assigned Contracts”) shall be assigned to and assumed by Buyer at Closing.  Notwithstanding the foregoing, Seller shall, at its expense and by the time of Closing, terminate its contracts with Seller's property management company.  From and after the Effective Date of this Agreement, Seller shall provide Buyer with copies of any new Contracts.  From and after the Effective Date, Seller shall not enter into any new Contracts which are not terminable with thirty (30) days or less prior notice without Buyer’s consent.  From and after the expiration of the Inspection Period, Seller shall not enter into any new Contracts without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed.  Buyer shall be deemed to have consented to any proposed new Contract if Buyer has not responded within three (3) business days after Seller's request for consent thereto.

7.7.

No Contracting for Sale of Property.  Seller shall not enter into any contract or other written agreement for sale of the Property with any other party.

7.8.

No Liens on Property.  Seller shall not voluntarily create any liens, easements or other conditions affecting any portion of the Property without the prior written consent of Buyer, which shall not be unreasonably withheld, conditioned or delayed.

8.

Closing; Deliveries.

8.1.

Time of Closing.  The Closing shall take place on the date that is fifteen (15) days after the expiration of the Inspection Period (subject, however, to extension pursuant to Section 3.1.3 and/or Section 6) (such date, the “Closing Date”) through an escrow closing with the Escrow Agent, unless otherwise agreed to in writing by both Seller and Buyer. If any date on which the Closing (or other deadline) would occur by operation of this Agreement is not a business day, the Closing (or such other deadline) shall occur on the next business day.  Buyer shall have a one-time right to extend the Closing Date for up to an additional thirty (30) days upon delivery of: (i) five (5) business days’ prior written notice to Seller, and (ii) the sum of $100,000.00 (such sum, the “Extension Fee”) to the Escrow Agent no later than two (2) business days following delivery of such extension notice.  The Extension Fee shall be deemed earned by Seller upon delivery of same and shall be non-refundable to Buyer, but shall be credited against the Purchase Price if the Closing occurs. All references to “Deposit” in this Agreement shall include the Extension Fee, if and when paid.  As used in this Agreement, “business day” shall mean any day which is not a Saturday, Sunday or legal holiday in either Houston, Texas or New York, New York.

8.2.

Seller Deliveries.  On or prior to the Closing Date, Seller shall deliver to Escrow Agent the following:

8.2.1.

A special warranty deed (the "Deed") to the Real Property from Seller, duly executed and acknowledged by Seller and substantially in the form attached hereto as Exhibit E.

8.2.2.

A bill of sale (the “Bill of Sale”) for the Personalty from Seller, substantially in the form attached hereto as Exhibit F, duly executed by Seller.

8.2.3.

An assignment and assumption of Leases, Contracts and Security Deposits (the "Assignment and Assumption of Leases, Contracts and Security Deposits") from Seller, substantially in the form attached hereto as Exhibit G, duly executed by Seller.

8.2.4.

An assignment of the Intangible Property (the “Assignment of Intangible Property”) from Seller, substantially in the form attached hereto as Exhibit H, duly executed by Seller.

8.2.5.

A notice to tenants (the “Tenant Notice Letter”) from Seller advising of the sale of the Property and directing that rent and other payments thereafter be sent to Buyer at the address provided by Buyer at Closing, substantially in the form attached hereto as Exhibit I, duly executed by Seller.

8.2.6.

An owner's affidavit sufficient for the Buyer's title insurer to issue, without extra charge, an owner’s policy of title insurance free of any exceptions for unfiled mechanics’ or materialmen’s liens for work performed by Seller (but not any tenants) prior to Closing, or for rights of parties in possession other than pursuant to the Leases.

8.2.7.

A Non-Foreign Affidavit as required by the Foreign Investors in Real Property Tax Act (“FIRPTA”), as amended, in the form of Exhibit J, duly executed by Seller.

8.2.8.

A certification by Seller substantially in the form attached hereto as Exhibit K that all representations and warranties made by Seller in Section 4 of this Agreement are true and correct in all material respects on the date of Closing, except as may be set forth in such certificate.

8.2.9.

Keys or combinations to all locks at the Property, to the extent in Seller’s possession.  Buyer hereby acknowledges and agrees that Seller shall be permitted to make the items described in this Section 8.2.9. available to Buyer at the Property in lieu of delivering them to Escrow Agent.

8.2.10.

Originals of the Leases and copies of lease files at the Real Property, and originals of any Assumed Contracts (except the Proprietary Materials), in each case to the extent in Seller’s possession.  Buyer hereby acknowledges and agrees that Seller shall be permitted to make the items described in this Section 8.2.10. available to Buyer at the Property in lieu of delivering them to Escrow Agent.

8.2.11.

Original letters of credit along with appropriate transfer forms and any fees associated therewith.

8.2.12.

All other instruments and documents reasonably required to effectuate this Agreement and the transactions contemplated thereby.

8.3.

Buyer Deliveries.  On or prior to the Closing Date, Buyer shall deliver to Escrow Agent the following:

8.3.1.

In accordance with Seller’s instructions, a wire transfer in the amount required under Section 2.3 hereof (subject to the adjustments provided for in this Agreement).

8.3.2.

A certification by Buyer substantially in the form attached hereto as Exhibit K that all representations and warranties made by Buyer in Section 17 of this Agreement are true and correct in all material respects on the date of Closing, except as may be set forth in such certificate.

8.3.3.

The Bill of Sale, duly executed by Buyer.

8.3.4.

The Assignment and Assumption of Leases, Contracts and Security Deposits, duly executed by Buyer.

8.3.5.

The Assignment of Intangible Property, duly executed by Buyer.

8.3.6.

Tenant Notice Letters duly executed by Buyer.

8.3.7.

All other instruments and documents reasonably required to effectuate this Agreement and the transactions contemplated thereby.

9.

Apportionments; Taxes; Expenses.

9.1.

Apportionments.

9.1.1.

Taxes and Operating Expenses.  All real estate taxes, charges and assessments affecting the Property (“Taxes”), all charges for water, electricity, sewer rental, gas, telephone, fuel oil and all other utilities (“Operating Expenses”), to the extent not paid directly by tenants, and all common area maintenance charges billed to tenants on an estimated basis (“CAM Charges”) shall be prorated on a per diem basis as of the date of Closing.  Seller shall endeavor to obtain utility meter readings for Property specific meters to a date not more than fifteen (15) days before the Closing Date and the unfixed water rates and charges, sewer taxes and rents and gas and electricity charges, if any, based thereon for the intervening time shall be apportioned on the basis of such last readings. If such readings are not obtainable by the Closing Date, then, at the Closing, any water rates and charges, sewer taxes and rents and gas and electricity charges which are based on such readings shall be prorated based upon the per diem charges obtained by using the most recent period for which such readings shall then be available. Upon the taking of subsequent actual readings, the apportionment of such charges shall be recalculated and Seller or Purchaser, as the case may be, promptly shall make any applicable payment to the other based upon such recalculations.  Buyer shall be entitled to all income and responsible for all expenses for the period beginning at 12:01 a.m. (Central Time Zone (U.S.A.)) on the date of Closing, except as set forth herein.  If any Taxes have not been finally assessed as of the date of Closing for the current fiscal year of the taxing authority, then the same shall be adjusted at Closing based upon the most recently issued bills therefor, and shall be re-adjusted when and if final bills are issued.  If any Operating Expenses or CAM Charges cannot conclusively be determined as of the date of Closing, then the same shall be adjusted at Closing based upon the most recently issued bills thus far or as otherwise reasonably estimated by Buyer and Seller, and readjusted within 120 days after the end of the calendar year in which the Closing occurs or as soon thereafter as final adjustment figures are available including final tenant reimbursement reconciliations. Buyer hereby agrees to assume all non-delinquent assessments affecting the Property, whether special or general, subject to proration on a per diem basis as of the Closing Date.

All refunds of Taxes received by Seller or Buyer after the Closing with respect to the property tax appeals ("Tax Refund") shall be applied (A) first, to reimburse Seller or Buyer, as the case may be, for third party expenses incurred in protesting and obtaining such Tax Refund, (B) second, to Buyer to the extent that such Tax Refund is required to be paid to (or credited against other amounts payable by) any tenant under any leases or other agreement, and (C) third, (x) to Seller if such Tax Refund is for any period which ends before the Closing Date, (y) to Buyer if such Tax Refund is for any period which commences on or after the Closing Date, or (z) to Seller and Buyer prorated based on the Closing Date, if such Tax Refund is for a period which includes the Closing Date.  If Seller or Buyer receives any Tax Refund, then each shall retain or promptly pay such amounts (or portions thereof) in order that such payments are applied in the manner set forth in this Subsection.  Buyer and Seller agree to cooperate with respect to any pending Tax Refund request.

9.1.2.

Rents.  Except for delinquent rent for any months prior to the month of Closing, all rent under the Leases shall be prorated to the date of Closing on a collected basis.  Delinquent rent for any period prior to the month of Closing shall not be prorated but shall remain the property of Seller.  Payments received from tenants from and after the date of Closing shall be applied first to rents then due for the current period and then to amounts owed to Buyer with respect to periods following the Closing, and then to rents delinquent as of the Closing Date. Buyer shall use reasonable efforts to collect delinquent rents for the benefit of Seller, and shall cooperate with Seller in the collection of any delinquent amounts, but shall not be required to terminate any Leases or evict any tenants.

9.1.3.

Charges under Assigned Contracts.  The unpaid monetary obligations of Seller with respect to any of the Assigned Contracts shall be prorated on a per diem basis as of the date of Closing.

9.1.4.

Security Deposits.  The Security Deposits (together with any accrued interest thereon as may be required by law or contract) shall be credited to Buyer as of the date of Closing, and to the extent Seller has any Security Deposits held in the form of a letter of credit, such letters of credit shall, at Seller’s expense (to the extent not the responsibility of the tenant under the applicable Lease), be assigned to Buyer as of Closing.

9.1.5.

Bankruptcy Distributions.  Any portion of bankruptcy distributions (whether or not Seller has filed its proof of claim as of the date hereof) or payments pursuant to (i) settlement agreements (whether prepared by Seller’s in-house counsel or outside counsel), (ii) arrearage payment plans by letters signed by Seller or its agent, (iii) lease termination agreements, (iv) promissory notes, or (v) judgments (whether already obtained by Seller or which result from lawsuits or proceedings filed prior to the Closing) providing for the payment of specified sums, either in a lump sum or in installments, in all cases which are applicable to the time period prior to the date of Closing but payable after the date of Closing and actually received by Buyer, shall be payable to Seller.

9.1.6.

Survival.  The provisions of this Section 9.1 shall survive the Closing to the extent any monies may be payable pursuant to this Section 9.1 to either party subsequent to the transfer of title to the Property to Buyer.  Any reimbursements payable by any tenant under the terms of any Lease affecting the Property as of the Closing Date, which reimbursements pertain to such tenant’s pro rata share of increased operating expenses or common area maintenance costs incurred with respect to the Property at any time prior to the Closing, shall, to the extent not capable of being prorated at Closing, be prorated upon Buyer’s actual receipt of any such reimbursements, on the basis of the respective share of such costs or expenses paid by Seller and Buyer during the period in respect of which such reimbursements are payable; and Buyer agrees to pay to Seller, Seller’s pro rata portion of such reimbursements within thirty (30) days after Buyer’s receipt thereof.  Conversely, if any tenant under any such Lease shall become entitled at any time after Closing to a refund of tenant reimbursements actually paid by such tenant prior to Closing, then, Seller shall, within thirty (30) days following Buyer’s demand therefor, pay to Buyer any amount equal to Seller’s pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth.  It is agreed that adjustment billings to tenants for operating expenses, common area maintenance charges, taxes or insurance premiums for the accounting year in which the Closing occurs shall be billed by Buyer and shall be adjusted between Seller and Buyer based upon the respective percentages of the total related expenses paid by each of Buyer and Seller for such accounting year. To satisfy Buyer’s foregoing obligation to bill tenants for the full calendar year 2015, within thirty (30) days following Closing, Seller shall provide Buyer with general ledgers for calendar year 2015 through the Closing Date.  If final prorations cannot be made at Closing, and the process for allocating such item is not specifically otherwise provided for in this Agreement, Buyer and Seller agree to reallocate such items on a fair and equitable basis promptly after invoices or bills are available and applicable reconciliation with tenants have been completed.

9.1.7.

Regulation S-X Disclosures.  Upon Buyer’s prior written request and to the extent in Seller’s possession and control, for a period of two (2) years following the Closing, Seller shall make Seller’s books and records related to the Property for the year to date in which the Closing occurs and the immediately prior calendar year available to Buyer during normal business hours for inspection and copying by Buyer or Buyer’s designated accountants, at Buyer’s sole cost and expense, for the sole and exclusive purpose of allowing Buyer to comply with the Securities and Exchange Commission requirements related to Rule 3-14 of Regulation S-X.   In no event shall the foregoing obligate Seller to provide to Buyer any confidential or proprietary information. In no event shall Seller incur any liability whatsoever in conjunction with any related audit and Buyer shall indemnify and hold Seller harmless from any claims, losses, liabilities, costs or expenses related to any such audit.

9.2.

Closing Costs.  Seller shall pay any transfer, documentary stamp, excise and other taxes imposed upon recordation of the Deed for the Property, and the cost of obtaining the Title Commitment. Buyer shall pay the title insurance premiums for Buyer’s title insurance policy and for any extended coverage or endorsements required by Buyer on the title insurance policy, as well as for the title insurance premiums for any lender title insurance policy, the cost of updating the Survey or obtaining a new survey, the costs of its due diligence studies and reports, and any recording costs and other charges, excluding those related to the release of any security deed or other liens created by Seller. Costs and fees of the Escrow Agent, if any, shall be divided equally between Seller and Buyer. Seller and Buyer shall each pay the costs of its own counsel.

10.

Damage or Destruction; Condemnation; Insurance.

If at any time prior to the date of Closing there is damage or destruction to the Property, the cost for repair of which exceeds twenty percent (20%) of the amount of the Purchase Price and the Property cannot be restored to its original condition prior to Closing, or if more than twenty percent (20%) of the rentable area of the Building is condemned or taken by eminent domain proceedings by any public authority, then, at Buyer’s option, this Agreement shall terminate, and the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder.

If there is any damage or destruction or condemnation or taking, regardless of the cost of any repair, and if Buyer elects not to terminate this Agreement as herein provided (to the extent Buyer is entitled to do so), then (1) in the case of a taking, all condemnation proceeds paid or payable to Seller shall belong to Buyer and shall be paid over and assigned to Buyer at Closing, and Seller shall be paid at Closing for the reasonable expenses incurred by Seller in connection with such taking; and (2) in the case of a casualty, Seller shall assign to Buyer all rights to any insurance proceeds paid or payable under the applicable insurance policies, less any costs of collection and any sums expended in restoration, and the Seller’s deductible shall be a credit to Buyer against the Purchase Price, and the parties shall proceed with the Closing without any reduction in the Purchase Price payable to Seller.

11.

Remedies.

11.1.

Buyer Default.  In the event Buyer breaches or fails, without legal excuse, to complete the purchase of the Property or to perform its obligations under this Agreement, then Seller shall, as its exclusive remedy therefor, be entitled to receive the Deposit, plus all interest earned and accrued thereon, as liquidated damages (and not as a penalty) in lieu of, and as full compensation for, all other rights or claims of Seller against Buyer by reason of such default.  Thereupon this Agreement shall terminate and the parties shall be relieved of all further obligations and liabilities hereunder, except as expressly set forth herein.  Buyer and Seller acknowledge that the damages to Seller resulting from Buyer’s breach would be difficult, if not impossible, to ascertain with any accuracy, and that the liquidated damage amount set forth in this Section represents both parties’ best efforts to approximate such potential damages.

11.2.

Seller Default.  In the event Seller breaches or fails, without legal excuse, to complete the sale of the Property or to perform its obligations under this Agreement and such failure continues for five (5) business days after notice to Seller, Buyer may, as its sole and exclusive remedy therefor, subject to the next paragraph of this Section 11.2, either (i) enforce specific performance of this Agreement against Seller, provided that any action for specific performance shall be commenced within sixty (60) days after such default, or (ii) terminate this Agreement and receive a return of the Deposit, it being understood that if Buyer fails to commence an action for specific performance within sixty (60) days after such default, Buyer’s sole remedy shall be to receive a return of the Deposit (together with any interest earned thereon).  In the latter case, if requested by Seller in writing, Buyer shall deliver to Seller copies of all surveys, title commitments, engineering reports, environmental audits and other third party studies and reports generated by or for Buyer in connection with the Property, except to the extent the same are proprietary to Buyer.

Notwithstanding anything to the contrary contained in this Agreement, Buyer agrees that its recourse against Seller under this Agreement or under any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be strictly limited to Seller’s interest in the Property, and that in no event shall Buyer seek or obtain any recovery or judgment against any of Seller’s other assets (if any) or against any of Seller’s partners (or their constituent partners) or any member, director, officer, employee, beneficiary or shareholder of any of the foregoing.  Buyer agrees that Seller shall have no liability to Buyer for any breach of Seller’s covenants, representations or warranties hereunder or under any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction unless the valid claims for all such breaches collectively aggregate more than One Hundred Thousand Dollars ($100,000.00), in which event the amount of such valid claims above One Hundred Thousand Dollars ($100,000.00) shall be actionable, up to the cap set forth in the following sentence.  Further, Buyer agrees that any recovery against Seller for any breach of Seller’s covenants, representations or warranties hereunder or under any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be limited to Buyer’s actual damages, up to (but not exceeding) Three Hundred Thousand Dollars ($300,000.00) in the aggregate, and that in no event shall Buyer be entitled to seek or obtain any other damages of any kind, including, without limitation, consequential, indirect or punitive damages.

12.

Confidentiality.  Buyer agrees to keep confidential and not to use, other than in connection with its determination whether to proceed with the purchase of the Property in accordance with Section 3 hereof, any of the documents, material or information regarding the Property supplied to Buyer by Seller or by any third party at Seller’s request, including, without limitation any environmental site assessment reports furnished to Buyer except to Buyer’s consultants on a “need to know” basis, and Buyer agrees to be responsible for damages to Seller caused by any breach of this provision by such consultant. In addition, prior to Closing, Buyer shall not disclose the existence of this Agreement or of any of the terms hereof, or issue any press release or other information to the public regarding the transaction contemplated herein, except as may be expressly approved in advance by Seller in its sole discretion. Notwithstanding the foregoing, Seller and Purchaser shall be permitted to make such disclosures as are required by the law, including the securities laws and laws relating to financial reporting. Buyer specifically acknowledges that Parkway Properties Inc., an affiliate of Seller, is a publicly traded company on the New York Stock Exchange and is subject to the listing requirements thereof, as well as the reporting requirements of the United States Securities and Exchange Commission. Buyer acknowledges that it is aware that the United States and other applicable securities laws prohibit any person who is in possession of material, non-public information about a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such material, non-public information. Buyer agrees to indemnify and hold harmless Seller from and against any and all losses, damages, claims and liabilities of any kind (including, without limitation, reasonable attorneys’ fees) arising out of Buyer’s breach of this Section 12. The provisions of this Section 12 shall survive the Closing or earlier termination of this Agreement.

13.

Possession.  Possession of the Property shall be tendered to Buyer at Closing, subject to the rights of tenants under the Leases and to the other matters permitted pursuant to this Agreement.

14.

Notices.  All notices and other communications provided for herein shall be in writing and shall be sent to the address set forth below (or such other address as a party may hereafter designate for itself by notice to the other parties as required hereby) of the party for whom such notice or communication is intended:

If to Buyer:

Hartman Income REIT, Inc.

2909 Hillcroft, Ste. 420

Houston, Texas 77057

Attention:  Julian Kwok, Acquisitions Manager

Email:  jkwok@hi-reit.com

With a copy to:

Hartman Income REIT, Inc.

2909 Hillcroft, Ste. 420

Houston, Texas 77057

Attention:  Katherine N. O’Connell, General Counsel

Email:  koconnell@hi-reit.com

If to Seller:

c/o Parkway Properties, Inc.

390 North Orange Avenue, Suite 2400

Orlando, Florida  32801

Attention: General Counsel

Email: jdorsett@pky.com

With a copy to:

Locke Lord LLP

600 Travis, Suite 2800

Houston, Texas 77002

Attn: Jeff Smith

If to Escrow Agent:

Commonwealth Land Title Insurance Company

140 E. 45th Street, 22nd Floor

New York, New York 10017

Attention:  Colby Anderson

Email:  colby.anderson@fnf.com

Any such notice or communication shall be sufficient if sent by registered or certified mail, return receipt requested, postage prepaid; by hand delivery; by overnight courier service; or by e-mail (provided that such e-mail delivery is confirmed by the sender, by delivery service or by mail in the manner previously described within 24 hours after such transmission is sent).  Any such notice or communication shall be effective when delivered or when delivery is refused.

15.

Brokers.  Buyer and Seller each represents to the other that it has not dealt with any broker or agent in connection with this transaction other than Holiday Fenoglio Fowler LP, to whom Seller shall pay a commission pursuant to a separate agreement if, as and when the Closing and funding occur, but not otherwise. Each party hereby indemnifies and holds harmless the other party from all loss, cost and expense (including reasonable attorneys’ fees) arising out of a breach of its representation or undertaking set forth in this Section 15. The provisions of this Section 15 shall survive Closing or the termination of this Agreement without limit.

16.

Escrow Agent.  Escrow Agent shall hold the Deposit in accordance with the terms and provisions of this Agreement, subject to the following:

16.1.

Obligations.  Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against Escrow Agent.

16.2.

Reliance.  Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes, and any statement or assertion contained in such writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instrument in connection with the provisions of this Agreement has been duly authorized to do so.  Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited in escrow, nor as to the identity, authority, or right of any person executing the same, and Escrow Agent’s duties under this Agreement shall be limited to those provided in this Agreement. Upon receipt by Escrow Agent from either Buyer or Seller (the “Notifying Party”) of any notice or request (the “Escrow Demand”) to perform any act or disburse any portion of the monies held by Escrow Agent under the terms of this Agreement, Escrow Agent shall give written notice to the other party (the “Notified Party”). If within seven (7) days after the giving of such notice, Escrow Agent does not receive any written objection to the Escrow Demand from the Notified Party, Escrow Agent shall comply with the Escrow Demand. If Escrow Agent does receive written objection from the Notified Party in a timely manner, Escrow Agent shall take no further action until the dispute between the parties has been resolved.

16.3.

Indemnification.  Unless Escrow Agent discharges any of its duties under this Agreement in a grossly negligent manner or is guilty of willful misconduct with regard to its duties under this Agreement, Seller and Buyer shall indemnify Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or other expenses, fees, or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in such connection Seller and Buyer shall indemnify Escrow Agent against any and all expenses including reasonable attorneys’ fees and the cost of defending any action, suit or proceeding or resisting any claim in such capacity.

16.4.

Disputes.  If the parties (including Escrow Agent) shall be in disagreement about the interpretation of this Agreement, or about their respective rights and obligations, or the propriety of any action contemplated by Escrow Agent, or the application of the Deposit, Escrow Agent shall hold the Deposit until the receipt of written instructions from both Buyer and Seller or a final order of a court of competent jurisdiction.  In addition, in any such event, Escrow Agent may, but shall not be required to, file an action in interpleader to resolve the disagreement.  Escrow Agent shall be indemnified for all costs and reasonable attorneys’ fees in its capacity as Escrow Agent in connection with any such interpleader action and shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment in the interpleader action is received.

16.5.

Counsel.  Escrow Agent may consult with counsel of its own choice and have full and complete authorization and protection in accordance with the opinion of such counsel. Escrow Agent shall otherwise not be liable for any mistakes of fact or errors of judgment, or for any acts or omissions of any kind, unless caused by its negligence or willful misconduct.

16.6.

Interest.  All deposits into the escrow shall be held by the Escrow Agent in an interest bearing account. All interest earned on the Deposit shall be deemed to be part of the Deposit and shall accrue to the benefit of Buyer except to the extent the Deposit becomes payable to Seller pursuant to Section 11.1.  In such event the interest earned on the Deposit shall accrue to the benefit of the Seller.

17.

Representations of Buyer.  Buyer represents and warrants that:

17.1.

Authority.  Buyer is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Texas, duly qualified to transact business in the State of Texas, and has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Buyer has been duly authorized.

17.2.

No Conflict.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of Buyer does not and will not violate any applicable law, ordinance, statute, rule, regulation, order, decree or judgment, conflict with or result in the breach of any material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of the Buyer by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, instrument or judgment to which Buyer is a party or which is or purports to be binding upon Buyer or which otherwise affects Buyer, which will not be discharged, assumed or released at Closing. No action by any federal, state or municipal or other governmental department, commission, board, bureau or instrumentality is necessary to make this Agreement a valid instrument binding upon Buyer in accordance with its terms.

17.3.

Source of Funds.  Buyer has available to it unrestricted funds which it may use in its sole discretion to pay the full Purchase Price and otherwise comply with the provisions of this Agreement. Buyer acknowledges and agrees that its obligations hereunder are not contingent upon Buyer obtaining financing for the purchase of the Property.

17.4.

OFAC Compliance.  Buyer is in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of OFAC and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation or executive orders are collectively referred to herein as the “Orders”).  Neither Buyer nor any beneficial owner of Buyer:

a)

is listed on the Specifically Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Orders or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (collectively, the “Lists”);

b)

is a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;

c)

is owned or controlled by, or acts for or on behalf of, any person or entity listed on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

d)

shall transfer or permit the transfer of any interest in Buyer or any beneficial owner in Buyer to any person or entity who is, or any of whose beneficial owners are, listed on the Lists.

18.

Miscellaneous.

18.1.

Assignability.  Except as otherwise provided in this Section 18.1, Buyer may not assign or transfer all or any portion of its rights or obligations under this Agreement to any other individual, entity or other person without first obtaining the prior written consent of Seller.  Notwithstanding the foregoing, Buyer may assign this Agreement to an Affiliate of Buyer without Seller’s prior written consent provided that such assignment must occur at least five (5) business days prior to the Closing Date.  For the purposes of this paragraph, the term “Affiliate” means (a) an entity that directly or indirectly controls, is controlled by or is under common control with the Buyer or (b) an entity at least a majority of whose economic interest is owned by Buyer.  The term “control” means the power to direct the management of such entity through voting rights, ownership or control.  Such entity shall be required to assume the obligations of Buyer pursuant to this Agreement, but in the event of any assignment, Buyer shall not be released from liability under this Agreement.  No assignment or transfer by Buyer will be permitted if such assignment or transfer would, in Seller’s opinion, cause this transaction to violate any provision of applicable law.

18.2.

Governing Law; Bind and Inure.  This Agreement shall be governed by the law of the State of Texas and shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.

18.3.

Recording.  Neither this Agreement nor any notice or memorandum hereof shall be recorded in any public land record.  A violation of this prohibition shall constitute a material breach entitling the non-breaching party to terminate this Agreement.

18.4.

Time of the Essence.  Time is of the essence of this Agreement.

18.5.

Headings.  The headings preceding the text of the paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

18.6.

Exhibits.  All Exhibits which are referred to herein and which are attached hereto or bound separately and initialed by the parties are expressly made and constitute a part of this Agreement.

18.7.

Survival.  Unless otherwise expressly stated in this Agreement, each of the warranties and representations of Seller and Buyer shall survive the Closing and delivery of the deed and other closing documents by Seller to Buyer, and shall not be deemed to have merged therewith; provided, however, that, except as otherwise expressly set forth in this Agreement, any suit or action for breach of any of the representations, warranties or covenants set forth herein must be commenced within nine (9) months after the Closing or any claim based thereon shall be deemed irrevocably waived.  Unless expressly made to survive, all obligations and covenants of Seller contained herein shall be deemed to have been merged into the Deed and shall not survive the Closing.

18.8.

Use of Proceeds to Clear Title.  To enable Seller to make conveyance as herein provided, Seller may, at the time of Closing, use the Purchase Price or any portion thereof to clear the title of any or all encumbrances or interests, provided that provision reasonably satisfactory to Buyer’s attorney is made for prompt recording of all instruments so procured in accordance with conveyancing practice in the jurisdiction in which the Property is located.

18.9.

Submission not an Offer or Option.  The submission of this Agreement or a summary of some or all of its provisions for examination or negotiation by Buyer or Seller does not constitute an offer by Seller or Buyer to enter into an agreement to sell or purchase the Property, and neither party shall be bound to the other with respect to any such purchase and sale until a definitive agreement satisfactory to the Buyer and Seller in their sole discretion is executed and delivered by both Seller and Buyer.

18.10.

Entire Agreement; Amendments.  This Agreement and the Exhibits and Schedules hereto set forth all of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein.  This Agreement may not be changed orally but only by an agreement in writing, duly executed by or on behalf of the party or parties against whom enforcement of any waiver, change, modification, consent or discharge is sought.

18.11.

Counterparts; Electronic Signatures.  This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.  Facsimile and electronically transmitted signatures (such as a PDF) shall for all purposes be treated as originals.

18.12.

Attorneys’ Fees.  In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

18.13.

Waiver of Jury Trial.  Each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (each, an “Action”) (a) arising out of this Agreement, including any present or future amendment thereof or (b) in any way connected with or related or incidental to the dealings of the parties or any of them with respect to this Agreement (as hereafter amended) or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether such Action is now existing or hereafter arising, and whether sounding in contract or tort or otherwise and regardless of which party asserts such Action; and each party hereby agrees and consents that any such Action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section 18.13 with any court as written evidence of the consent of the parties to the waiver of any right they might otherwise have to trial by jury.

18.14.

No Waiver.  No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, nor shall a waiver in any instance constitute a waiver in any subsequent instance.  No waiver shall be binding unless executed in writing by the party making the waiver.

18.15.

Rules of Construction.  Article and Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.  All references to “Article” or “Sections” without reference to a document other than this Agreement, are intended to designate articles and sections of this Agreement, and the words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole and not to any particular Article or Section, unless specifically designated otherwise.  The use of the term “including” shall mean in all cases “including but not limited to,” unless specifically designated otherwise.  No rules of construction against the drafter of this Agreement shall apply in any interpretation or enforcement of this Agreement, any documents or certificates executed pursuant hereto, or any provisions of any of the foregoing.

18.16.

No Third Party Beneficiary.  The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Buyer only and are not for the benefit of any third party, and accordingly, no third party shall have the right to rely on or enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

18.17.

1031 Exchange.  Buyer acknowledges that Seller may desire to effectuate a tax-deferred exchange (also known as a "1031" exchange) in connection with the Closing.  Therefore, Buyer, at no additional cost or liability, shall cooperate with Seller in connection with a potential 1031 exchange, including executing such documents as may reasonably be required for Seller to qualify this transaction for treatment under Section 1031 of the Internal Revenue Code.  The Closing is not conditioned on the closing (in escrow or otherwise) of exchange property.  Nothing contained in this Section or the exchange agreements shall in any way (a) require the other party to take title to any other property, or (ii) limit each party’s covenants and obligations under this Agreement, including, but not limited to, any of same which survive Closing or the termination of this Agreement pursuant to its terms, or (iii) result in a delay in Closing.

18.18.

Miscellaneous Notices.  The following disclosure is made for the purpose of complying with the provisions of Section 5.010(d) of the Texas Property Code and is not intended to and does not alter or affect the rights and obligations of Buyer and Seller:

NOTICE REGARDING POSSIBLE LIABILITY FOR ADDITIONAL TAXES.

If for the current ad valorem tax year the taxable value of the land that is the subject of this Agreement is determined by a special appraisal method that allows for the appraisal of the land at less than its market value, the person to whom the land is transferred may not be allowed to qualify the land for that special appraisal in a subsequent tax year and the land may then be appraised at its full market value.  In addition, the transfer of the land or a subsequent change in the use of the land may result in the imposition of an additional tax plus interest as a penalty for the transfer or the change in use of the land.  The taxable value of the land and the applicable method of appraisal for current tax year is public information and may be obtained from the tax appraisal district established for the county in which the Property is located.

The following disclosure is made for the purpose of complying with the provisions of Section 5.011 of the Texas Property Code and is not intended to and does not alter or affect the rights and obligations of Buyer and Seller:

NOTICE REGARDING POSSIBLE ANNEXATION

If the Property that is the subject of this Agreement is located outside the limits of a municipality, the Property may now or later be included in the extraterritorial jurisdiction of a municipality and may now or later be subject to annexation by the municipality.  Each municipality maintains a map that depicts its boundaries and extraterritorial jurisdiction.  To determine if the Property is located within a municipality’s extraterritorial jurisdiction or is likely to be located within a municipality’s extraterritorial jurisdiction, contact all municipalities located in the general proximity of the Property for further information.

Notwithstanding any provision of this Agreement to the contrary, Buyer shall be solely responsible for any and all roll back or change of use taxes assessed against the Property (together with any accrued interest thereon, “Roll Back Taxes”) and shall indemnify and hold Seller harmless from and against any liability for such Roll Back Taxes.

Buyer agrees that if the Property or any portion thereof is located in a municipal utility district, Buyer will, within five (5) business days after request by Seller, execute any and all notices which, in the opinion of counsel for Seller, are required by law to be given to Buyer with respect to the Property.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

SELLER:

PKY 400 NORTH BELT, LLC,

a Delaware limited liability company

By:

Name:

Title:

By:

Name:

Title:

BUYER:

HARTMAN XX LIMITED PARTNERSHIP,

a Texas limited partnership

By:

Hartman XX REIT GP, LLC,

a Texas limited liability company,

its sole general partner

Allen R. Hartman, President

ESCROW AGENT:

COMMONWEALTH LAND TITLE INSURANCE COMPANY

By:

Name:

Title:

List of Exhibits

Exhibit A

-

Description of Land
Exhibit B

-

List of Leases
Exhibit B-1

-

List of Unpaid Commissions
Exhibit C

-

List of Contracts
Exhibit D

-

Form of Estoppel Certificate
Exhibit E

-

Form of Deed

Exhibit F

-

Form of Bill of Sale

Exhibit G

-

Form of Assignment and Assumption of Leases, Contracts and

Security Deposits

Exhibit H

-

Form of Assignment of Intangible Property

Exhibit I

-

Form of Tenant Notice Letter

Exhibit J

-

Form of Non-Foreign Affidavit

Exhibit K

-

Form of Certificate of Representations and Warranties

Exhibit L

-

Access and Indemnity Provisions

EXHIBIT A

Description of the Land

1

EXHIBIT B

List of Leases

(As of March 16, 2015)

1.

Marine Well Containment Company

a.

Original Lease 5/8/12

b.

First Amendment 5/24/12

c.

Second Amendment 9/30/13

2.

Ultra Petroleum

a.

Original Lease 10/2/13

3.

CSD Engineers

a.

9/30/14

4.

National Oil Well

a.

Original Lease (Grant) 6/10/04

b.

First Amendment 6/6/06

c.

Second Amendment 4/14/08

d.

Third Amendment 10/18/12

e.

Fourth Amendment 12/5/13

5.

ECFMG

a.

Original Lease 1/30/04

b.

First Amendment 4/29/13

6.

Nabors

a.

Original Lease 6/18/14

b.

First Amendment 10/21/14

7.

Oasis Outsourcing

a.

Original Lease 5/3/14

8.

Kelly Services

a.

Original Lease 1/1/07

b.

First Amendment 4/6/11

c.

Second Amendment 9/29/11

9.

Joseph Theis Enterprises

a.

Original Lease 1/2/13

b.

First Amendment 8/1/14

1

10.

Amegy Bank

a.

Original Lease 5/5/95

b.

First Amendment 8/11/95

c.

Second Amendment 12/1/05

d.

Third Amendment 5/14/10

2

EXHIBIT B-1

List of Unpaid Commissions

None

1

EXHIBIT C

List of Contracts

400 North Belt Service Contracts As of November 2014
Service Contracts:
Provider	Description	Effective Date
ABM	Security Guard	12/1/2010
Allied Waste	Recycling	9/1/2009
Environmental Coalition	Extermination	9/10/2012
FireTron	Fire Alarm Panel Monitoring	4/1/2010
ISS Facility Services	Janitorial Services	10/25/2010
Kings III	Elevator Phone Monitoring	9/27/2010
LMC	Exterior Landscaping
OGH Services	HVAC Preventative Maintenance
Republic Services	Trash Removal
Southern Water	Water Treatment
SunCoast	Emergency Generator Fuel Program	6/18/2014
Sundance Planscaping	Interior Landscaping	4/1/2010
Power Protech (Formerly UES)	Emergency Generator Preventative Maintenance
Tejas Elevator	Elevator Preventative Maintenance	9/1/2007
WaterLogic	Irrigation Control

Other Contracts:
TriEagle	Electricity
OMN WSJON	Lobby TV monitors/advertising
AC Site Management (ACSM)	telecom on the roof
Parkway Realty Services	Management contract
Ecova	pays utility invoices

Monthly services currently provided without a service contract:
Provider	Description
Cybertech (RH Communications)	Answering Service
City of Houston	Water/ Sewer
AT&T	Phone Service

2

EXHIBIT D

Form of Estoppel Certificate

TENANT ESTOPPEL CERTIFICATE

From:

_____________________________________________

_____________________________________________

_____________________________________________

(“Tenant”)

To:

_____________________________________________

_____________________________________________

_____________________________________________

(“Lender”)

_____________________________________________

_____________________________________________

_____________________________________________

(“Buyer”)

_____________________________________________

_____________________________________________

(“Landlord”)

Lease:

Lease dated _____________, ______, between

___________________________________________, a

_____________________________________________,

and ________________________________________, a

_____________________________________________,

as amended, modified or supplemented by __________

________________________________ [list all amendments,

 addenda, letter agreements and the like] (as so amended,

modified and supplemented, the “Lease”).

Premises:

Suite(s) ______, consisting of a total of ______________ rentable square feet, (the “Premises”) located in the building known as _________________ having an address of ____________________________ (the “Building”).

1

Tenant hereby certifies to Landlord and Buyer as follows:

1.

Tenant is the current Tenant under the Lease. The Lease is in full force and effect and is the only lease, agreement or understanding between Landlord and Tenant affecting the Premises and any rights to parking. The Lease has not been modified, altered or amended, except as follows: [commencement agreements, modifications, assignments or amendments to the Lease and all letter agreements or, if none, state “None”.]

2.

The initial term of the Lease commenced on _________________, _____, and the current term will expire on _________________________, _____. The Tenant has an outstanding option to renew the Lease (which has not been waived or lapsed) for ________________________ (_____) additional __________________ following the expiration date of the current term. Tenant has accepted and is presently occupying the Premises.

3.

The base rent under the Lease is currently $______ per month. [Tenant’s current estimated operating expense rent is $_________ per month.] Tenant’s pro rata share of operating expenses for the Building is _____%. Tenant has fully paid all rent and other sums payable under the Lease on or before the date of this Certificate and Tenant has not paid any rent more than one month in advance.

4.

Tenant is not in default under any of the provisions of the Lease, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Landlord, or both, would constitute such a default.

5.

To Tenant’s knowledge, Landlord is not in default under any of the provisions of the Lease, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Tenant, or both, would constitute such a default.

6.

All construction to be performed and the improvements to be installed by Landlord on the Premises as a condition to Tenant’s acceptance of the Premises, if any, have been completed and fully accepted by Tenant. All amounts to be paid by Landlord to Tenant for work performed by Tenant pursuant to any tenant improvement allowance have been paid in full. Any and all other leasing incentives, amounts which the Lease expressly requires to be paid by Landlord to Tenant or amounts to be credited against Tenant rent due under the Lease for any reason (exclusive of operating expense adjustments as may be applicable under the Lease) have been fully paid or credited as applicable, and no such amounts remain outstanding or remain to be credited.

7.

As of the date of this Certificate, Tenant has no defenses, offsets or credits against the payment of rent and other sums due or to become due under the Lease or against the performance of any other of Tenant’s obligations under the Lease.

8.

Tenant has paid to Landlord a security deposit in the amount of $ ___________ [alternatively: Landlord is holding a letter of credit to secure Tenant’s obligation under the Lease is the amount of $______________.]. [The obligations of Tenant are guaranteed by _________________, in accordance with the terms of the guaranty dated _____________.]

2

9.

Tenant has not subleased, assigned, pledged, hypothecated, or otherwise encumbered all or any portion of its interest in the Lease.

10.

Tenant has no existing right of refusal, right of offer, or expansion rights, except _____________ (all other rights, if any, having been waived or deemed waived). Tenant has no purchase option or other right to purchase the Premises or the Building.

11.

There are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

12.

Tenant understands that this Certificate is required in connection with Buyer’s acquisition of the Building, and Tenant agrees that Landlord, Buyer and their respective assigns (including any parties providing financing for the Building) will, and shall be entitled to, rely on the truth of this Certificate. Tenant agrees that such parties will, and shall be entitled to, rely on the representations in this Certificate as being true and correct and continuing to be made, unless Tenant notifies Landlord and Buyer of a change in this Certificate prior to the closing.

13.

The party executing this document on behalf of Tenant represents that he/she has been authorized to do so on behalf of Tenant.

14.

That Tenant is a _____________ duly organized, validly existing and in good standing under the law of the State of ___________.

EXECUTED on this _____ day of __________________, 20__.

TENANT

a ______________________

By:

___

Name:

Title:

3

EXHIBIT E

SPECIAL WARRANTY DEED

THE STATE OF ________

§

§

KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF _______

§

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

AFTER RECORDING, RETURN TO:

______________

______________

______________

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made this _____ day of __________, 2013, by and between ______________, a ____________ (hereinafter referred to as “Grantor”), and _________________________, a ___________ (hereinafter referred to as “Grantee”) (the terms “Grantor” and “Grantee” to include their respective heirs, legal representatives, successors and assigns where the context requires or permits).

WITNESSETH, for and in consideration of the sum of TEN AND NO/100THS DOLLARS ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency whereof are hereby acknowledged by Grantor, Grantor has granted, bargained, sold, aliened, conveyed and confirmed unto the Grantee, all of Grantor’s right, title and interest in and to the following described property, to wit:

THAT TRACT OR PARCEL OF LAND lying and being in ______ County, _______ (the “Property”), and being more particularly described on Exhibit A attached hereto and by this reference made a part hereof.

This conveyance is made subject to those matters set forth on Exhibit B  (the “Permitted Encumbrances”) attached hereto and incorporated herein by this reference.

TO HAVE AND TO HOLD the Property, together with all and singular any other rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever,

1

subject to the Permitted Encumbrances; and Grantor does hereby bind itself, its heirs, legal representatives, successors and assigns to WARRANT and FOREVER DEFEND all and singular the Property, subject to the Permitted Encumbrances, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part of the Property, by through, or under Grantor, but not otherwise.

By accepting this Special Warranty Deed, Grantee acknowledges that THE PROPERTY IS CONVEYED TO AND ACCEPTED BY GRANTEE IN ITS PRESENT CONDITION, AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF GRANTOR CONTAINED IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BETWEEN GRANTOR AND GRANTEE DATED ____________ (THE “PURCHASE AGREEMENT”) AND ANY WARRANTY OF TITLE EXPRESSLY PROVIDED FOR IN THIS DEED (COLLECTIVELY, THE “TITLE WARRANTIES”).  NOTWITHSTANDING ANYTHING CONTAINED HEREIN OR THE PURCHASE AGREEMENT TO THE CONTRARY, IT IS UNDERSTOOD AND AGREED THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF GRANTEE CONTAINED IN THE PURCHASE AGREEMENT AND THE TITLE WARRANTIES, GRANTOR HAS NOT MADE AND IS NOT NOW MAKING, AND GRANTOR SPECIFICALLY DISCLAIMS, ANY WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO (1) MATTERS OF TITLE (OTHER THAN THE TITLE WARRANTIES); (2) ENVIRONMENTAL MATTERS OF ANY KIND RELATING TO THE PROPERTY OR ANY PORTION THEREOF (INCLUDING WITHOUT LIMITATION COMPLIANCE OF THE PROPERTY WITH ENVIRONMENTAL LAWS OR THE CONDITION OF THE SOIL OR GROUNDWATER BENEATH THE SUBJECT PROPERTY OR THE PRESENCE OF HAZARDOUS SUBSTANCES IN OR ON, UNDER OR IN THE VICINITY OF THE SUBJECT PROPERTY); (3) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, AND ANY LIMITATIONS REGARDING THE WITHDRAWAL OF WATER; (4) WHETHER, AND TO THE EXTENT TO WHICH, THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD; (5) DRAINAGE; (6) SOIL CONDITIONS, INCLUDING WITHOUT LIMITATION THE EXISTENCE OF INSTABILITY, PAST SOIL REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDER SHORING; (7) ZONING TO WHICH THE SUBJECT PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT; (8) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, WASTEWATER, SEWAGE, GAS AND ELECTRIC; (9) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF; (10) THE CONDITION OR USE OF THE PROPERTY OR

2

COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS; (11) THE PRESENCE, CONTENTS, AND CONDITION OF  UNDERGROUND STORAGE TANKS AND THE EXISTENCE OF ANY RELEASES OR HAZARDOUS SUBSTANCES THEREFROM; (12) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE PROPERTY; (13) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY; (14) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY; (15) THE MERCHANTABILITY OF THE SUBJECT PROPERTY OR FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE (GRANTEE AFFIRMING THAT, EXCEPT AS SET FORTH IN SECTION 4 OF THE PURCHASE AGREEMENT,  GRANTEE HAS NOT RELIED ON GRANTOR’S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT GRANTOR MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE); OR (16) TAX CONSEQUENCES.

IN WITNESS WHEREOF, Grantor has executed these presents and affixed its seal as of the day and year first above written.

GRANTOR:

____________________, a ____________________

By:

Name:

Title:

GRANTEE:

___________________, a ______________

By:

Name:

Title:

3

STATE OF ______________

§

§

COUNTY OF _____________

§

This instrument was acknowledged on the ____ day of _______________, 20__, by __________________, _________________.

_______________________________________

Notary Public in and for

the State of ___________

STATE OF ______________

§

§

COUNTY OF _____________

§

This instrument was acknowledged on the ____ day of _______________, 20__, by __________________, _________________.

_______________________________________

Notary Public in and for

the State of ___________

ATTACH:

Exhibit A - Property Description

Exhibit B - Permitted Encumbrances

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EXHIBIT F

Form of Bill of Sale

_______________________ (“Seller”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, transfers and delivers to _____________________, a ___________________________ (“Buyer”), all of the fixtures, equipment, furniture, furnishings, appliances, supplies and other personal property of every nature and description attached or pertaining to, or otherwise used in connection with the real property described on Exhibit A (the “Real Property”) attached hereto (collectively, the “Personal Property”), but specifically excluding from the Personal Property any accounting software or related items, all property leased by Seller or owned by tenants or others, if any, to have and to hold the Personal Property unto Buyer, its successors and assigns, forever.

Seller grants, bargains, sells, transfers and delivers the Personal Property in its “AS IS” condition, WITH ALL FAULTS, IF ANY, and makes no representations or warranties, direct or indirect, oral or written, express or implied, as to title, encumbrances and liens, merchantability, condition or fitness for a particular purpose or any other warranty of any kind, all of which representations and warranties are expressly hereby disclaimed and denied.

Buyer agrees that the liability of Seller under this Bill of Sale, the Purchase Agreement, and any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be limited as provided in Section 11.2 of the Purchase Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

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Executed this ____ day of __________ 201_.

SELLER:

By:

___

Name:

Title:

By:

___

Name:

Title:

BUYER:

_________________________________,

a ______________________

By:  ____________________________

Name:__________________________

      Title:___________________________

ATTACH:

Exhibit A – Real Property Description

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EXHIBIT G

Form of Assignment and Assumption of Leases, Contracts and Security Deposits

DATE:

____________________, 201_

ASSIGNOR:

________________________

ASSIGNEE:

_________________________, a ___________

RECITALS:

WHEREAS, Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of _________________ __, ____ (the “Purchase Agreement”), wherein Assignor agreed to sell and Assignee agreed to buy certain real property described in Exhibit A attached hereto and the improvements located thereon (the “Property”); and

WHEREAS, Assignee desires to assume and Assignor desires to assign to Assignee all of Assignor's interest (i) as landlord, under the leases (the “Leases”) described in Exhibit B attached hereto and incorporated herein pertaining to the Property, including any security deposits, letters of credit, advance rentals, or like payments held by Assignor in connection with the Leases, and (ii) as owner, under the service contracts (the “Contracts”) described in Exhibit C attached hereto and incorporated herein pertaining to the Property.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.

Assignment.  Assignor conveys and assigns to Assignee all of Assignor’s right, title and interest in and to the Leases and the Contracts, together with the right to receive any and all sums and proceeds arising out of said Leases and Contracts, from and after the date of conveyance of the Property by Assignor to Assignee (the “Conveyance Date”), but reserving unto Assignor all uncollected rent attributable to the period prior to the Conveyance Date pursuant to the provisions of Section 9.1 of the Purchase Agreement.

2.

Assumption.  Assignee assumes and agrees to be bound by all of Assignor’s liabilities and obligations pursuant to the Leases and the Contracts, if any, and agrees to perform and observe all of the covenants and conditions contained in the Leases and the Contracts, from and after the Conveyance Date.

3.

Indemnification.  Assignee covenants and agrees to indemnify and hold harmless Assignor for, from and against any actions, suits, proceedings or claims, and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection therewith, arising out of any breach of any of the Leases or the Contracts by Assignee to the extent occurring from and after the Conveyance Date. Assignor covenants and agrees to indemnify and hold harmless Assignee for, from and against any actions, suits, proceedings or

1

claims, and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection therewith, arising out of any breach of any of the Leases or the Contracts by Assignor to the extent occurring prior to the Conveyance Date.

4.

Binding Effect.  This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

5.

Construction; Definitions.  This Assignment shall be construed according to _____________ law.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

6.

Counterparts.  This Assignment may be executed in counterparts, which taken together shall constitute one original instrument.

7.

Non-Recourse.  Assignee agrees that the liability of Assignor under this Assignment, the Purchase Agreement, and any other agreement, document, certificate or instrument delivered by Seller and Buyer, or under any law applicable to the Property or this transaction, shall be limited as provided in Section 11.2 of the Purchase Agreement.

DATED as of the day and year first above written.

ASSIGNOR:

By:

___

Name:

Title:

By:

___

Name:

Title:

ASSIGNEE:

____________________________________,

a ___________________

By:  ___________________________

Name:__________________________

Title:___________________________

ATTACH:

Exhibit A - Property Description

Exhibit B - Leases

Exhibit B - Contracts

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EXHIBIT H

Assignment of Intangible Property

DATE:

__________________________, ____

ASSIGNOR:

ASSIGNEE:

________________________, a _________

RECITALS:

A.

Assignor presently owns the real property described in Exhibit A to this Assignment and the improvements and personal property located thereon (the “Property”).

B.

WHEREAS, Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of ______________, ____ (the “Purchase Agreement”), wherein Assignor agreed to sell and Assignee agreed to buy the Property;

C.

Assignor desires to sell the Property to Assignee, and in connection therewith, Assignor desires to assign to Assignee and Assignee desires to acquire Assignor’s interest, if any, in and to the following described rights, interests and property inuring to the benefit of Assignor and relating to the Property.

FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor agrees as follows:

1.

Assignment.  Assignor assigns, transfers, sets over, and conveys to Assignee, to the extent the same are assignable, all of Assignor’s right, title, and interest, if any, in and to (i) any warranties and/or guaranties, express or implied, from contractors, builders, manufacturers, and/or suppliers inuring to the benefit of Assignor and relating to the Property, (ii) any licenses, permits and approvals relating to the Property, (iii) all logos and trade names, including without limitation the right to use the name “____________” but not any reference to “Parkway” or “_______________________” and (iv) all plans and specifications.

2.

Binding Effect.  This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

3.

Construction; Definitions.  This Assignment shall be construed according to ______________ law.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

4.

Non-Recourse.  Assignee agrees that the liability of Assignor under this Assignment, the Purchase Agreement, and any other agreement, document, certificate or

1

instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be limited as provided in Section 11.2 of the Purchase Agreement.

DATED as of the day and year first above written.

ASSIGNOR:

By:

___

Name:

Title:

By:

___

Name:

Title:

ASSIGNEE:

____________________________________,

a ___________________

By:  ____________________________

Name:__________________________

Title:___________________________

ATTACH:

Exhibit A - Property Description

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EXHIBIT I

Form of Tenant Notice Letter

[SELLER’S LETTERHEAD]

___________, 2014

Attention: Tenants of ______________

Re:

_______________  (the “Property”)

Dear ______________:

Please be advised that _______________________ has sold the Property and assigned your lease to _____________________, a _______________ __________.  Consequently, ______________ (“Purchaser”) is now the “landlord” or “lessor” under your lease with respect to the Property.  Effective immediately, rent checks should be made payable to Purchaser and all rent payments should be sent to:

_______________________

_______________________

_______________________

The current amount of the security deposit being held by the Purchaser with respect to your lease is $_____.  Purchaser specifically acknowledges the receipt of and sole responsibility for the return of such security deposit.

You will be receiving further contact information under separate cover directly from ____________________.

Sincerely,

By:

___

Name:

Title:

By:

___

Name:

Title:

1

ACKNOWLEDGED AND

AGREED TO BY:

PURCHASER:

,

By:

Name:

Title:

2

EXHIBIT J

Non-Foreign Affidavit

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by __________________________________________ (“Seller”), the undersigned hereby certifies the following:

1.

Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.

Seller’s U.S. taxpayer identification number is _____________; and

3.

Seller’s address is c/o Parkway Properties, Inc., 390 North Orange Ave., Suite 2400, Orlando, Florida 32801.

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.  Under penalties of perjury, the undersigned declares that it has examined this certification and to the best of its knowledge and belief it is true, correct, and complete, and further declares that it has authority to sign this document.

Date:

As of ______________, 201__

_________________________________

By:

___

Name:

Title:

By:

___

Name:

Title:

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EXHIBIT K

Form of Certificate of Representations and Warranties

[Letterhead of Party Giving Certificate (Seller or Buyer)]

_______________________, 20__

[Name of Party Receiving Certificate (Seller or Buyer)]

[Address of Party Receiving Certificate]

[City, State]

Ladies and Gentlemen:

The undersigned hereby certifies that all of the representations and warranties made by it in Section ____ of the Purchase and Sale Agreement dated as of __________________, 20__ (the "Purchase Agreement") between the undersigned, as [insert Seller or Buyer], and you, as [insert Seller or Buyer], are true and correct as of the date hereof in all material respects, except as follows:  [insert “none” or exceptions], which shall survive the date hereof for the period and subject to the limitations provided in the Purchase Agreement, and thereafter shall be null and void. The undersigned further ratifies and confirms the continued applicability of, and the understandings and agreements of the undersigned set forth in, such Section ____.

Very truly yours,

__________________________________,

a ______________________

By:

___

Name:

Title:

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EXHIBIT L

Access and Indemnity Provisions

1.

Grant of Access.  Seller grants to Buyer and to Buyer's employees, agents, representatives and contractors (collectively, "Buyer's Agents"), a non-exclusive, temporary, revocable license to access the Property to perform due diligence (including, without limitation, a so- called phase I environmental site assessment, a physical conditions report, and interviews of Tenants), to examine the records of Seller with respect to the Property, and make copies thereof (at Buyer's sole cost and expense), at such times during normal business hours as Buyer or its representatives may request. All requests for access shall be made by electronic mail to McKenzie K. Followwill at mfollowwill@pky.com at least twenty-four (24) hours in advance, except that Buyer shall give Seller at least two (2) Business Days' notice of any tenant interview, including the identity of the tenant and the proposed meeting place. All such inspections shall be performed (i) in compliance with all legal requirements; (ii) in a manner to minimize any interference with the business of the Tenants; and (iii) in compliance with Seller's rights and obligations as landlord under the Leases. Seller may, in its sole discretion, attend or have its representative attend, any tenant interview conducted by Buyer.

2.

Limitations on Access.  Notwithstanding the foregoing, in no event shall Buyer or any of Buyer's Agents: (a) conduct any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings, water samplings or the like) or take physical samples from the Property without Seller's express, prior written consent, which consent, as to such intrusive physical testing or sampling, may be given or withheld in Seller's sole discretion (and Buyer shall in all events promptly return the Property to its prior condition and repair thereafter) and which may be further conditioned upon, among other things, Seller's approval of the following: (i) the insurance coverage of the contractor who will be conducting such testing or sampling, (ii) the scope and nature of the testing or sampling to be performed by such contractor, and (iii) a written confidentiality agreement by such contractor in form reasonably satisfactory to Seller; (b) contact any consultant or other professional engaged by Seller without Seller's express, prior written consent (which shall not be unreasonably withheld); (c) contact any governmental agency or authority having jurisdiction over the Property, other than ordinary contact normally associated with routine due diligence examinations that does not involve any discussions with governmental officials or applications of any kind, with the express understanding that Buyer shall not undertake any such discussions or communications with any such governmental officials without (i) Seller's express, prior written consent, which consent may be given or withheld in Seller's sole and absolute discretion for any reason or no reason, and (ii) participation by a representative of Seller if Seller elects to so participate; or (d) contact any tenant, licensee or occupant of the Property or any part thereof, or any contact person or any representative of any of them without (i) Seller's express, prior written consent, which consent may be given or withheld in Seller's sole and absolute discretion for any reason or no reason (provided that Buyer shall in any event have the right to interview all of the Major Tenants, subject to Seller's right to have a representative present as set forth in the following subclause (ii)), and (ii) participation by a representative of Seller if Seller elects to so participate.

3.

Property Documents.  Seller or Seller's representatives may make available to Buyer at the Property or on a property specific data site (the "Data Site"), or otherwise deliver to

1

Buyer, information regarding the Property (the "Property Documents"). Seller shall not be obligated to make available to Buyer any confidential, proprietary or privileged information of Seller related to the Property, such excluded materials to include Seller's internal memoranda, financial projections, operating budgets, appraisals, tax returns and similar proprietary, confidential or privileged information, or information to the extent not in Seller's possession or under Seller's control. Buyer acknowledges and agrees that except as expressly set forth in the Agreement, Seller makes no representation or warranty of any nature whatsoever, express or implied, with respect to the ownership, enforceability, accuracy, adequacy or completeness of, or otherwise, regarding any information, records, evaluations, data, investigations, reports, cost estimates or other materials relating to the Property, including the Property Documents. Except for any representations of Seller expressly contained in the Agreement, Buyer will not rely on and has not relied on any statements, promises, information or representations made or furnished by Seller or by any real estate broker, agent or any other Person representing or purporting to represent Seller but rather will rely solely on its own expertise and on the expertise of its consultants and on the inspections and investigations Buyer and its consultants have conducted or will conduct.

4.

Costs and Liens. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any kind incurred by Buyer relating to the inspection of the Property shall be solely Buyer's expense and Buyer shall promptly remove, by payment, bonding or otherwise, any lien, claim of lien or notice of lien on the Property that results from Buyer's inspections.

5.

Restoration of Property.  Buyer shall take commercially reasonable precautions to avoid or minimize any damage to the Property as a result of any inspection or other activity conducted by Buyer or Buyer's Agents, and Buyer shall be responsible for any loss or damage caused to the Property resulting from the acts or negligence of Buyer or Buyer's Agents, except to the extent such loss results from Buyer's mere discovery of existing conditions at the Property. Buyer shall, at its sole cost and expense and in strict accordance with all requirements of applicable law, promptly restore any damage or alteration of the physical condition of the Property that results from any inspection or other activity conducted by Buyer or any Buyer's Agent.

6.

Contact with Governmental Authority. Buyer shall not disclose any information about the condition of the Property to, or contact, any governmental authority having jurisdiction over the Property without the prior written consent of Seller, unless otherwise required by law, in which case, Seller shall have the right, but not the obligation, to make such disclosure or initiate such contact; provided that Buyer shall be entitled to contact governmental officials in connection with its diligence on the Property in order to verify the status of the Property's zoning and of any violations affecting the Property.

7.

Insurance.  Buyer agrees to obtain and maintain, or cause its representatives entering the Property to obtain and maintain, insurance coverage in the following minimum amounts:

A.

Commercial General Liability with limits of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate. Such insurance shall include

2

contractual liability, personal injury protection and completed operations coverage (including coverage for the indemnity clauses provided by contractor).

B.

Commercial Automobile Liability covering owned, hired and non-owned vehicles with limits of $1,000,000.00 combined single limit each occurrence.

C.

Follow Form Excess liability (umbrella) insurance, with coverage as broad as or broader than the Underlying Commercial General Liability and Commercial Automobile Liability policies with limits of $4,000,000.00 or greater;

D.

Workers' compensation insurance covering all employees of the contractor who are engaged in any work under the Agreement in an amount required by applicable laws. Employer's Liability coverage with the following limits:

i.

Bodily Injury By Accident (Each Accident) $1,000,000.00

ii.

Bodily Injury By Disease (Policy Limit) $1,000,000.00

iii.

Bodily Injury By Disease (Each Employee) $1,000,000.00

E.

Property insurance coverage for tools and equipment brought onto and/or used on the Property by the contractor in an amount equal to the replacement costs of all such tools and equipment.

The insurance described above shall be obtained without liability on the part of Seller for premiums and the insurance described in items (A), (B), and (C) above shall include any parties specified by Seller as additional insureds. Each of the above policies will be primary and non-contributory with respect to any policies carried by any additional insured. Any coverage carried by Seller shall be excess insurance. Such insurance shall be placed with reputable insurance companies licensed or authorized to do business in the state in which the Property is located, and have a minimum Best's rating of A-/VII. Satisfactory evidence of coverage shall be provided prior to entry onto the Property.

8.

Indemnification.  Buyer hereby indemnifies, agrees to defend and holds harmless Seller from and against any and all costs, expenses, losses, liabilities or damages which Seller may suffer (including, without limitation, reasonable attorneys' fees and court costs actually incurred) as a result of any liens claimed or filed or damage to property or injury to persons arising out of any act or omission of Buyer or Buyer's Agents in conducting its inspection of the Property, other than any expense, loss or damage caused solely by the gross negligence or willful misconduct of Seller or as a result of Buyer's mere discovery of existing conditions at the Property. Buyer hereby assumes all responsibility for any and all costs, losses, claims, liabilities, damages, expenses, demands, debts, controversies, claims, actions or causes of action against Seller by Buyer's Agents except to the extent caused solely by the gross negligence or willful misconduct of Seller or as a result of Buyer's mere discovery of existing conditions at the Property.

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9.

Termination. The license granted hereunder is revocable and shall be deemed automatically and immediately revoked upon the earlier to occur of (i) termination of the Agreement for any reason or (ii) Closing.

10.

No Easement.  No easement or other property interest is created in favor of Buyer by the execution of the Agreement, nor shall the license granted herein ripen into an easement or other property interest by the expenditure of money by, or through the efforts of, Buyer.

11.

Survival.  The provisions of Sections 4, 5, 6, 8, 10, 12, and 13 of this Exhibit L shall survive the termination of the Agreement.

12.

Confidentiality.  All Property Documents and the results of all inspections, investigations, analyses, studies and similar reports relating to the Property prepared by or for Buyer utilizing any information acquired in whole or in part through the review of the Property Documents or the exercise of Buyer's inspection rights under the Agreement, are confidential and shall not be disclosed to any other person or entity except those assisting Buyer with the potential acquisition by Buyer of the Property, or Buyer's lender, if any, and then only upon Buyer making such person or entity aware of this confidentiality restriction and procuring such person's or entity's agreement to be bound thereby.

13.

Return of Property Documents and Reports. If the Agreement is terminated for any reason whatsoever, Buyer shall promptly send to Seller all copies of the Property Documents.

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